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                         MORTGAGE NOTE

                                             June 1, 1998
                                       New York, New York

US $20,700,000

          FOR VALUE RECEIVED, Wesmark Fifty, L.P., a South Carolina limited partnership, and Mark Twelve Associates, L.P., Mark Plaza Fifty, L.P., and Blackman Fifty, L.P., each a Pennsylvania limited partnership, each having an address at 600 Third Avenue, Kingston, Pennsylvania 19103, ("collectively, Maker"), promise to pay to the order of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL, LLC, a Delaware limited liability company, having an address at 11 Madison Avenue, New York, New York 10010 (together with its successors and assigns, "Holder", the principal sum of TWENTY MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS (US $20,700,000.00), in lawful money of the United States of America, or so much thereof as may be advanced by Holder pursuant to the terms of that certain Loan Agreement of even date herewith by and between Maker and Holder (as the same may hereafter be consolidated, extended, amended, modified, and/or restated from time to time, the "Loan Agreement"; all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), on the dates provided in the Loan Agreement, together with all other amounts payable to Holder hereunder and under any of the other Loan Documents.

          Maker further agrees to pay to Holder interest in like money on the unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at the rates and at the times set forth in the Loan Agreement. Principal and interest shall be payable on the dates and in the manner provided in the Loan Agreement with all unpaid amounts of principal and interest due on the day which is the earlier to occur (i) December 1, 1998, as the same may be extended pursuant to Section
2.2.2 of the Loan Agreement, or (ii) the date on which payment of the Loan shall have been accelerated pursuant to Section 5.2 of the Loan Agreement.



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          This Mortgage Note (i) is the Note referred to in the
Loan Agreement and is entitled to the benefits thereof, (ii) is secured as provided in the Loan Agreement, and (iii) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement.

          After the occurrence of any one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Mortgage Note may be declared to be immediately due and payable, all as provided in the Loan
Agreement and the other Loan Documents.

     Maker hereby waives presentment, demand, protest or notice of any kind in connection with this Mortgage Note.

          The provisions of Section 6.20 of the Loan Agreement are hereby incorporated by reference herein.

               Borrower's Tax Identification No.:

               Wesmark Fifty, L.P. - 52-2100970

               Mark Twelve Associates, L.P. - 13-3510132

               Mark Plaza Fifty, L.P. - 23-2983500

               Blackman Fifty, L.P. - 23-2983501

          THE PLACE OF NEGOTIATION, EXECUTION AND DELIVERY OF THIS MORTGAGE NOTE IS THE STATE OF NEW YORK. THIS MORTGAGE NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. IT IS THE INTENT OF MAKER THAT THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS MORTGAGE NOTE.

          IN WITNESS WHEREOF, Maker has executed and delivered this Mortgage Note or caused the same to be executed and delivered by its duly authorized representative as of the date first above written.








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                         WESMARK FIFTY, L.P., a South Carolina
                         limited partnership

                         By: Wesmark Fifty Realty Corp., its
                             general partner

                             By:  /s/ Joshua Kane
                                 Name:  Joshua Kane
                                 Title: Senior Vice President

                         MARK TWELVE ASSOCIATES, L.P., a
                         Pennsylvania limited partnership

                         By: Newcastle Fifty Realty Corp., its
                             general partner

                             By:  /s/  Joshua Kane
                                  Name:  Joshua Kane
                                  Title: Senior Vice President

                         MARK PLAZA FIFTY, L.P., a Pennsylvania
                         limited partnership

                         By: Mark Plaza Fifty Realty Corp., its
                             general partner

                             By:  /s/  Joshua Kane
                                  Name:  Joshua Kane
                                  Title: Senior Vice President

                         BLACKMAN FIFTY, L.P., a Pennsylvania
                         limited partnership

                         By: Blackman Fifty Realty Corp., its
                             general partner

                             By:  /s/  Joshua Kane
                                  Name:  Joshua Kane
                                  Title: Senior Vice President